UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2012

THE BRAINY BRANDS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54344	30-0457914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

460 Brogdon Road, Suite 400
Suwanee, GA 30024
(Address of principal executive offices) (zip code)

(678) 762-1100
 (Registrant's telephone number, including area code)

N/A
 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 9, 2012, The Brainy Brands Company, Inc.’s (the “Company”) sold an original issue discount promissory note in the principal amount of $55,000 (the “Note”) to an accredited investor (the “Lender”) for gross proceeds of $50,000. The Note is due on July 9, 2012, and at the Lender’s option may be converted at its face value into securities offered in the Company’s next equity or equity linked financing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Promissory Note, dated January 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BRAINY BRANDS COMPANY, INC.

Dated: January 12, 2012	By:	/s/ John Benfield
Name: John Benfield
Title: Chief Executive Officer

3